UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21595

Cohen & Steers Worldwide Realty Income Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2007

Item 1. Reports to Stockholders.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

August 9, 2007

To Our Shareholders:

We are pleased to submit to you our report for the six months ended June 30, 2007. The net asset value at that date was $24.46 per common share. The fund's common stock is traded on the New York Stock Exchange and its share price can differ from its net asset value; at period end, the fund's closing price on the NYSE was $23.77. The total return, including income, for Cohen & Steers Worldwide Realty Income Fund and the comparative benchmarks were:

Six Months Ended June 30, 2007
Cohen & Steers Worldwide Realty Income Fund at Market Value[a]	–14.70%
Cohen & Steers Worldwide Realty Income Fund at Net Asset Value[a]	1.86%
S&P/Citigroup BMI World Property Index[b]	0.62%
S&P 500 Index[b]	6.96%
Blend—70% S&P/Citigroup BMI World Property Index, 30% Merrill Lynch Fixed Rate Preferred Index[b]	0.52%
Blend—70% S&P/Citigroup BMI World REIT Index, 30% Merrill Lynch Fixed Rate Preferred Index[b]	–0.71%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from the issuance of preferred shares.

Three monthly dividends of $0.12 per common share were declared and will be paid to common shareholders on July 31, 2007, August 31, 2007 and September 28, 2007.c

a  As a closed-end investment company, the price of the fund's New York Stock Exchange-traded shares will be set by market forces and at times may deviate from the net asset value per share of the fund.

b  The S&P/Citigroup BMI World Property Index is an unmanaged portfolio of approximately 453 constituents from 22 countries. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The Merrill Lynch Fixed Rate Preferred Index is an unmanaged index of preferred securities. The S&P/Citigroup BMI World REIT Index is an unmanaged portfolio of approximately 276 constituents from 12 countries.

c  Please note that distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of each fiscal year on form 1099-DIV.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

Investment Review

Global real estate securities had a slightly positive total return for the first half of 2007, although most markets fell in June due to elevated inflation and interest rate concerns. In addition, while real estate fundamentals are still strong, the prospects for further cap rate compression (increases in valuations due to lower yields) has diminished this year in many markets—that means that extraordinary capital appreciation in property markets is less likely, and growth will more closely track increases in rents and cash flows.

Uncertainty hits North American markets

Performance varied by region. The United States underperformed with a –6.2% total return in the six-month period. Following four years of double-digit total returns (and seven years of positive performance) and a strong start to 2007, REITs were negatively affected by concern over rising interest rates and uncertainty about whether asset pricing would suffer. Expectations for Federal Reserve monetary easing were pushed back as economic growth continued and inflation fears persisted. The possibility that the Fed might in fact raise rates entered the picture, and the yield on the 10-year Treasury bond in June climbed to 5.26%, its highest level in five years; the yield retreated to 5.03% by period end.

Growth rates for U.S. real estate companies have generally stabilized, after accelerating in the past few years. This signaled an end to the stock-multiple expansion phase of the real estate cycle, and set expectations for more normalized (yet solid) returns for REITs.

A trend of large privatization deals in the United States continued, including Archstone-Smith agreeing to be acquired for $22.2 billion by a partnership sponsored by Tishman Speyer and Lehman Brothers. The deal reflected a 22.7% premium to the stock price before a rumor of the deal was published on May 24, 2007.

Canada (–1.0%)1 had a lackluster return, despite some strong earnings for companies in locations benefiting from a booming energy industry.

Global Real Estate Securities Total Returns in Local Currencies
YTD through June 30, 2007

1  The investment review country returns are in local currency as measured by S&P/Citigroup World Property Index.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

Asia Pacific outperformed

Asia had across-the-board gains, paced by Singapore (with a total return of 34.3%), reflecting strong demand for space and limited new supply, especially in the office sector.

Japan (+13.0%) benefited from optimism that its real estate market has entered a sustained recovery after a long period of deflation, although the market was weak in June due to concerns that the Bank of Japan would continue to raise interest rates. Land prices in Japan are rising for the first time in 16 years. Property fundamentals, especially in Tokyo, are accelerating, and office vacancy rates in the city's main wards have fallen below 3%.

Hong Kong (+14.2%) benefited from its role as a conduit to business activity in China. This was highlighted in May when China's government designated Hong Kong as the only window for Chinese investment in overseas securities products, including Hong Kong equities. Demand for office space has remained strong and fundamentals are improving in the residential market.

European markets declined

Germany (–14.3%) struggled, despite an improving economy, as restructuring of the residential market proved slower than expected. The country's REIT structure was introduced in March (retroactive to January 1), although the market is unlikely to see its first REITs listed until 2008 due to more advantageous tax treatment for corporate asset sales next year.

The United Kingdom (–18.4%) also declined, hampered by concerns over slowing NAV growth along with rising interest rates. Equity generalists—that is, non-REIT specialists—have been selling real estate securities with the belief that real estate will underperform other equities in the near term. (Generalists represent the majority of U.K. investors). Norway (+5.1%) was an exception, aided by improving demand for office space and limited new supply due to high construction costs.

Global M&A activity

There was also a pickup in mergers involving non-U.S. companies. France's Unibail and the Netherlands' Rodamco Europe announced that they would merge, a deal that created the largest pan-European portfolio of Class A shopping centers. DaVinci Advisors announced that it would launch a tender offer bid for TOC Co., a Japanese office owner listed on the Tokyo Stock Exchange. Other highlights included Morgan Stanley's announcement that it would acquire Investa Property Group, Australia's largest listed office owner.

Preferred securities hindered by rising yields

The Merrill Lynch Fixed Rate Preferred Index had a total return of 0.1% for the period. After a positive first quarter, preferreds were buffeted by rising bond yields and widening credit spreads late in the second quarter. The fund maintained an allocation to preferred securities (12% of the portfolio at period end) in order to enhance

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

potential income and provide some stability. We believe that quality is a primary criterion for investment selection in the preferred market, and find little value in moving down the credit scale at this point in the cycle.

Performance helped by stock selection

The fund outperformed its benchmark for the period, aided by good stock selection in Japan, the United States, Canada and Hong Kong, along with our overweight in Hong Kong and underweight in the United States. Our overweights in the United Kingdom and Germany detracted from relative performance.

Investment Outlook

We believe the U.S. real estate market has become more attractive based on discounts to underlying net asset values that have widened meaningfully. However, before U.S. REITs can manage a sustainable recovery, investors may require more clarity on inflation and economic growth. If the economy gains momentum, it would benefit real estate companies; however, it might cause the Fed to raise interest rates, unsettling stock prices, including REITs. A cooling economy, on the other hand, would likely prompt the Fed to cut rates, which could lift stocks, as a rate reduction is not currently expected by the market.

Recent performance notwithstanding, we believe that the United Kingdom, at current valuations, offers some of the best values in the global markets. Many real estate companies are trading at substantial discounts relative to their net asset values, while the quality of these companies is very high. As fundamentals remain sound, we believe that stock prices will revert toward underlying real estate valuations in the United Kingdom. We also expect to see an increase in stock buybacks as companies take advantage of lower valuations.

Germany's economy is improving, and we believe this will translate into increased demand for office space in major cities. The country's new REIT structure should drive a long-term shift toward securitization as Germany's extensive private real estate holdings begin to go public. We favor France, and believe that strong fundamentals for Paris offices will persist.

Strong dynamics in Asia

We believe economic growth in Asia is driving demand for space that will continue to exceed supply growth. As a result, occupancies and rents are likely to accelerate in many markets, especially in Hong Kong, Japan and Singapore, although the last has become more fairly priced. In Japan, we believe supply growth will remain significantly below demand growth for some time—new supply was largely absent throughout the country's long deflationary period.

Overall, we expect global real estate securities to benefit from solid GDP growth, strong property fundamentals and continued acquisition and development opportunities in the U.S. and elsewhere. Of course, there are certain risks that exist when investing in real estate securities, including declining property values or declining rents resulting from legal or economic developments. Foreign securities carry their own risks, such as currency fluctuations, political and economic uncertainties and differences in accounting standards.

We will seek opportunities as securitization activity picks up internationally due to the new REIT structures in Europe and as the model is adopted by more countries over time.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	JAMES S. CORL

Portfolio Manager	Portfolio Manager

WILLIAM F. SCAPELL	W. JOSEPH HOULIHAN

Portfolio Manager	Portfolio Manager

GERIOS J.M. ROVERS

Portfolio Manager

The views and opinions in the preceding commentary are as of the date stated and are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering REIT, utility and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

Our Leverage Strategy
(Unaudited)

While we do not attempt to predict what future interest rates will be, it has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage. Our leverage strategy involves issuing auction market preferred shares (AMPS) to raise additional capital for the fund, with an objective of increasing the net income available for shareholders. As of June 30, 2007, AMPS represented 29% of the fund's managed assets. Considering that AMPS have variable dividend rates, we seek to lock in the rate on a significant portion of this additional capital through interest rate swap agreements (where we effectively convert our variable rate obligation to a fixed rate obligation for the term of the swap agreements). Specifically, we have fixed the rate on 28% of our borrowings at an average interest rate of 4.8% for an average remaining period of 2.9 years (when we first entered into the swaps, the average term was 4.5 years). By locking in a significant portion or our leveraging costs, we have endeavored to adequately protect the dividend-paying ability of the fund. The use of leverage increases the volatility of the fund's net asset value in both up and down markets. However, we believe that locking in a portion of the fund's leveraging costs for the term of the swap agreements partially protects the fund from any impact that an increase in short-term interest rates may have as a result of the use of leverage.

Leverage Factsa

Leverage (as a % of managed assets)	29%
% Fixed Rate	28%
% Variable Rate	72%
Weighted Average Rate on Swaps	4.8%
Weighted Average Term on Swaps	2.9 years
Current Rate on AMPS	5.2%

a  Data as of June 30, 2007. Information subject to change.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

JUNE 30, 2007

Top Ten Long-Term Holdingsa
(Unaudited)

Security	Market Value	% of Managed Assets
Unibail-Rodamco	$18,825,765	3.5%
Westfield Group	12,691,571	2.4
Land Securities Group PLC	11,845,419	2.2
Hongkong Land Holdings Ltd. (USD)	10,129,050	1.9
Tishman Speyer Office Fund	10,046,434	1.9
Macquarie DDR Trust	9,043,910	1.7
Henderson Land Development Company Ltd.	8,855,932	1.7
Dundee REIT	8,636,470	1.6
Ascendas REIT	8,258,889	1.5
Macquarie CountryWide Trust	8,134,645	1.5

a  Top ten long-term holdings are determined on the basis of the value of individual securities held. The fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Country Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2007 (Unaudited)

		Number of Shares	Value
COMMON STOCK	111.3%
AUSTRALIA	20.8%
DIVERSIFIED	4.8%
DB RREEF Trust		2,859,368	$4,763,501
GPT Group		1,996,000	7,885,696
Stockland		800,000	5,527,658
			18,176,855
INDUSTRIAL	1.7%
ING Industrial Fund		3,212,862	6,373,845
OFFICE	6.5%
Commonwealth Property Office Fund		3,598,198	5,109,677
ING Office Fund		2,921,721	4,334,813
Rubicon Europe Trust Group		6,000,000	5,086,802
Tishman Speyer Office Fund		5,000,000	10,046,434
			24,577,726
SHOPPING CENTER	7.8%
Macquarie CountryWide Trust		4,750,000	8,134,645
Macquarie DDR Trust		8,500,000	9,043,910
Westfield Group		750,000	12,691,571
			29,870,126
TOTAL AUSTRALIA			78,998,552
BELGIUM	2.3%
DIVERSIFIED	1.2%
Befimmo S.C.A.		21,501	2,197,089
Wereldhave Belgium		29,000	2,242,746
			4,439,835
INDUSTRIAL	0.5%
Warehouses De Pauw SCA		33,047	2,131,263
OFFICE	0.6%
Cofinimmo		11,332	2,163,324
TOTAL BELGIUM			8,734,422

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2007 (Unaudited)

		Number of Shares	Value
CANADA	6.6%
DIVERSIFIED	0.7%
Canadian REIT		105,374	$2,881,525
OFFICE/INDUSTRIAL	4.0%
Dundee REIT		200,000	8,636,470
H&R REIT		150,000	3,230,228
Realex Properties Corp. (Note 2)		1,326,500	1,631,274
Realex Properties Corp., 144Aa (Note 2)		1,328,500	1,621,263
			15,119,235
SHOPPING CENTER	1.9%
Primaris Retail REIT		400,000	7,318,470
TOTAL CANADA			25,319,230
FINLAND	2.8%
DIVERSIFIED
Citycon Oyj		544,070	3,512,490
Sponda Oyj		497,145	7,246,708
			10,759,198
FRANCE	7.3%
DIVERSIFIED	5.8%
Fonciere des Regions		23,010	3,379,312
Unibail-Rodamco		73,150	18,825,765
			22,205,077
SHOPPING CENTER	1.5%
Klepierre		16,000	2,727,038
Mercialys Promesse		80,793	2,794,966
			5,522,004
TOTAL FRANCE			27,727,081
GERMANY	6.3%
APARTMENT	1.7%
Deutsche Wohnen AG		80,375	4,171,846
Gagfah SA		106,469	2,327,221
			6,499,067

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2007 (Unaudited)

		Number of Shares	Value
DIVERSIFIED	1.8%
IVG Immobilien AG		170,000	$6,656,398
OFFICE	2.2%
Alstria Office AGb		268,878	5,444,134
Eurocastle Investment Ltd.		64,000	2,965,895
			8,410,029
SHOPPING CENTER	0.6%
Dawnay Day Treveria PLC		1,500,000	2,273,795
TOTAL GERMANY			23,839,289
HONG KONG	16.2%
DIVERSIFIED	8.5%
Chinese Estates Holdings Ltd.		2,419,000	3,805,210
Hang Lung Properties Ltd.		1,435,100	4,946,279
Henderson Land Development Company Ltd.		1,300,400	8,855,932
Hysan Development Company Ltd.		2,031,000	5,402,701
Tai Cheung Holdings Ltd.		4,686,000	3,595,764
Wharf Holdings Ltd.		1,391,830	5,562,550
			32,168,436
OFFICE	3.9%
Champion REIT		8,500,000	4,848,322
Hongkong Land Holdings Ltd. (USD)		2,250,900	10,129,050
			14,977,372
SHOPPING CENTER	3.8%
Fortune REIT		9,250,000	7,807,704
Link REIT		2,938,000	6,500,332
			14,308,036
TOTAL HONG KONG			61,453,844
JAPAN	5.6%
DIVERSIFIED	3.2%
eASSET Investment Corp.		389	1,958,823
Kenedix Realty Investment Corp.		860	6,446,944
Mitsubishi Estate Co., Ltd.		141,000	3,836,345
			12,242,112

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2007 (Unaudited)

		Number of Shares	Value
OFFICE	1.0%
Creed Office Investment Corp.		400	$2,134,416
Premier Investment Co.		182	1,759,025
			3,893,441
RESIDENTIAL—APARTMENT	1.4%
Japan Single-residence REIT		700	2,916,548
New City Residence Investment Corp.		400	2,225,381
			5,141,929
TOTAL JAPAN			21,277,482
NETHERLANDS	4.9%
INDUSTRIAL	1.0%
ProLogis European Properties		220,000	3,855,977
OFFICE	1.7%
VastNed Offices/Industrial NV		175,000	6,489,789
SHOPPING CENTER	2.2%
Corio NV		61,000	4,803,364
VastNed Retail NV		42,000	3,673,884
			8,477,248
TOTAL NETHERLANDS			18,823,014
NEW ZEALAND	2.5%
DIVERSIFIED	0.9%
Kiwi Income Property Trust		2,743,251	3,489,374
OFFICE	1.6%
AMP NZ Office Trust		5,793,634	5,895,533
TOTAL NEW ZEALAND			9,384,907
NORWAY	1.6%
HOTEL	0.8%
NorGani Hotels ASA		262,117	3,133,696
REAL ESTATE OPERATIONS/DEVELOPMENT	0.8%
Norwegian Property ASA		239,095	2,990,233
TOTAL NORWAY			6,123,929

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2007 (Unaudited)

		Number of Shares	Value
SINGAPORE	4.1%
INDUSTRIAL	2.7%
Ascendas REIT		4,300,100	$8,258,889
Mapletree Logistics Trust		2,000,000	1,855,299
			10,114,188
OFFICE	1.4%
CapitaCommercial Trust		1,704,000	3,261,617
K-REIT Asia		1,128,000	2,107,516
			5,369,133
SHOPPING CENTER	0.0%
CapitaMall Trust		100	276
TOTAL SINGAPORE			15,483,597
SWEDEN	1.9%
DIVERSIFIED
Fabege AB		433,278	4,783,087
Kungsleden AB		210,000	2,632,983
			7,416,070
UNITED KINGDOM	12.3%
DIVERSIFIED	4.8%
British Land Co., PLC		240,000	6,458,052
Land Securities Group PLC		338,429	11,845,419
			18,303,471
INDUSTRIAL	3.2%
Brixton PLC		550,000	4,843,037
Slough Estates PLC		585,979	7,354,405
			12,197,442
OFFICE	2.7%
Great Portland Estates PLC		434,149	5,775,774
Mapeley Ltd.		78,257	4,409,571
			10,185,345
SHOPPING CENTER	1.6%
Liberty International PLC		260,000	5,978,116
TOTAL UNITED KINGDOM			46,664,374

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2007 (Unaudited)

		Number of Shares	Value
UNITED STATES	16.1%
DIVERSIFIED	2.4%
Colonial Properties Trust		115,000	$4,191,750
iStar Financial		107,700	4,774,341
			8,966,091
HEALTH CARE	0.5%
Healthcare Realty Trust		70,000	1,944,600
HOTEL	1.7%
Hospitality Properties Trust		115,000	4,771,350
Strategic Hotels & Resorts		75,000	1,686,750
			6,458,100
MORTGAGE	1.2%
Newcastle Investment Corp.		175,000	4,387,250
OFFICE	1.1%
Mack-Cali Realty Corp.		67,694	2,944,012
Parkway Properties		30,000	1,440,900
			4,384,912
OFFICE/INDUSTRIAL	1.5%
Liberty Property Trust		100,000	4,393,000
Mission West Properties		100,000	1,394,000
			5,787,000
RESIDENTIAL—APARTMENT	3.4%
Apartment Investment & Management Co.[c]		142,000	7,159,640
BRE Properties		30,000	1,778,700
Home Properties		50,000	2,596,500
Mid-America Apartment Communities		30,000	1,574,400
			13,109,240
SHOPPING CENTER	3.2%
COMMUNITY CENTER	2.1%
Cedar Shopping Centers		250,000	3,587,500
Inland Real Estate Corp.		251,200	4,265,376
			7,852,876

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2007 (Unaudited)

		Number of Shares	Value
REGIONAL MALL	1.1%
Glimcher Realty Trust		171,341	$4,283,525
TOTAL SHOPPING CENTER			12,136,401
SPECIALTY	1.1%
Entertainment Properties Trust		75,000	4,033,500
TOTAL UNITED STATES			61,207,094
TOTAL COMMON STOCK (Identified cost—$343,383,275)			423,212,083
PREFERRED SECURITIES—$25 PAR VALUE	14.2%
BERMUDA	0.7%
INSURANCE
Arch Capital Group Ltd., 7.875%, Series B		25,300	642,620
Arch Capital Group Ltd., 8.00%		40,000	1,020,000
Aspen Insurance Holdings Ltd., 7.401%, Series A		40,000	996,000
			2,658,620
UNITED STATES	13.5%
BANK	0.3%
Indymac Bank FSB, 8.50%, due 5/29/49, 144Aa		50,000	1,265,000
INSURANCE	0.3%
Delphi Financial Group, 7.376%, due 5/15/37		40,000	965,200
REAL ESTATE	12.8%
DIVERSIFIED	2.3%
Digital Realty Trust, 8.50%, Series A		201,700	5,234,115
Digital Realty Trust, 7.875%, Series B		92,000	2,322,080
Entertainment Properties Trust, 7.75%, Series B		29,300	744,220
iStar Financial, 7.65%, Series G		22,800	573,420
			8,873,835
HEALTH CARE	1.3%
Health Care REIT, 7.875%, Series D		120,000	3,018,000
Health Care REIT, 7.50%, Series G		59,000	1,755,840
			4,773,840

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2007 (Unaudited)

		Number of Shares	Value
HOTEL	4.5%
Equity Inns, 8.75%, Series B		34,800	$825,108
Host Hotels & Resorts, 8.875%, Series E		160,000	4,233,600
LaSalle Hotel Properties, 7.50%, Series D		35,000	855,750
LaSalle Hotel Properties, 8.00%, Series E		45,000	1,147,500
Strategic Hotels & Resorts, 8.50%, Series A, 144Aa		140,000	3,465,000
Strategic Hotels & Resorts, 8.25%, Series B		52,000	1,297,400
Sunstone Hotel Investors, 8.00%, Series A		218,600	5,499,976
			17,324,334
MORTGAGE	0.4%
Newcastle Investment Corp., 9.75%, Series B		42,900	1,071,213
Newcastle Investment Corp., 8.05%, Series C		20,000	498,000
			1,569,213
OFFICE	0.4%
Parkway Properties, 8.00%, Series D		54,300	1,373,790
RESIDENTIAL—APARTMENT	2.2%
Apartment Investment & Management Co., 9.375%, Series Gd		95,100	2,429,805
Apartment Investment & Management Co., 8.00%, Series T		65,000	1,627,600
Apartment Investment & Management Co., 7.75%, Series U		107,000	2,739,200
Apartment Investment & Management Co., 8.00%, Series V		68,300	1,730,722
			8,527,327
SHOPPING CENTER	1.7%
COMMUNITY CENTER	0.6%
Saul Centers, 8.00%, Series A		30,000	761,700
Tanger Factory Outlet Centers, 7.50%, Series C		65,000	1,647,750
			2,409,450
REGIONAL MALL	1.1%
Glimcher Realty Trust, 8.75%, Series F		36,100	916,940
Pennsylvania REIT, 11.00%, Series A ($50 par value)		20,000	1,054,400
Taubman Centers, 7.625%, Series H		80,000	2,010,400
			3,981,740
TOTAL SHOPPING CENTER			6,391,190
TOTAL REAL ESTATE			48,833,529

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2007 (Unaudited)

		Number of Shares	Value
TELEPHONE—INTEGRATED	0.1%
Telephone & Data Systems, 7.60%, due 12/1/41, Series A		20,200	$494,900
TOTAL UNITED STATES			51,558,629
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$54,543,835)			54,217,249
PREFERRED SECURITIES—CAPITAL SECURITIES	2.9%
IRELAND	0.8%
AUTO
Porsche International Finance PLC, 7.20%		3,000,000	3,016,200
UNITED KINGDOM	0.8%
DIVERSIFIED FINANCIAL SERVICES
Old Mutual Capital Funding, 8.00%, due 5/29/49 (Eurobond)		3,000,000	3,075,000
UNITED STATES	1.3%
BANK	0.2%
Washington Mutual Preferred Funding Cayman, 7.25%, Series A-1, 144Aa		750,000	743,554
OIL—EXPLORATION AND PRODUCTION	0.8%
Pemex Project Funding Master Trust, 7.75%		3,000,000	3,086,250
TELECOMMUNICATION SERVICES	0.3%
Embarq Corp., 7.995%, due 6/1/36		1,000,000	1,017,743
TOTAL UNITED STATES			4,847,547
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$10,779,529)			10,938,747

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2007 (Unaudited)

		Principal Amount		Value
CORPORATE BONDS	8.2%
GERMANY	1.5%
DIVERSIFIED
IVG Immobilien AG, 8.00%, due 5/29/49		EUR	4,000,000	$5,684,487
UNITED STATES	6.7%
FOOD	0.7%
Gruma S.A., 7.75%, due 12/29/49, 144Aa			$2,500,000	2,562,500
GAS UTILITIES	0.5%
Southern Union Co., 7.20%, due 11/1/66			2,000,000	2,012,640
INSURANCE	0.7%
Liberty Mutual Group, 7.80%, due 3/15/37, 144Aa			2,000,000	1,888,274
Liberty Mutual Insurance, 7.697%, due 10/15/97, 144Aa			1,000,000	975,996
				2,864,270
MEDIA—CABLE TELEVISION	1.7%
Cablevision Systems Corp., 8.00%, due 4/15/12			1,250,000	1,240,625
CSC Holdings, 7.625%, due 7/15/18			500,000	477,500
Rogers Cable, 8.75%, due 5/1/32			4,000,000	4,862,772
				6,580,897
MULTI UTILITIES	0.3%
Dominion Resources Capital Trust I, 7.83%, due 12/1/27			1,000,000	1,043,945
OIL & GAS STORAGE & TRANSPORTATION	0.6%
Williams Cos. (The), 7.75%, due 6/15/31			2,000,000	2,127,500
SPECIAL PURPOSE ENTITY	0.3%
Valor Telecom Enterprise, 7.75%, due 2/15/15			1,000,000	1,052,639
TELEPHONE—INTEGRATED	1.9%
Citizens Communications Co., 9.00%, due 8/15/31			7,000,000	7,245,000
TOTAL UNITED STATES				25,489,391
TOTAL CORPORATE BONDS (Identified cost—$30,018,130)				31,173,878

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2007 (Unaudited)

		Principal Amount	Value
COMMERCIAL PAPER	2.7%
New Center Asset Trust, 4.15%, due 7/2/07 (Identified cost—$10,231,820)		$10,233,000	$10,231,820
TOTAL INVESTMENTS (Identified cost—$448,956,589)	139.3%		529,773,777
OTHER ASSETS IN EXCESS OF LIABILITIES	0.9%		3,564,474
LIQUIDATION VALUE OF PREFERRED SHARES	(40.2)%		(153,000,000)
NET ASSETS APPLICABLE TO COMMON SHARES (Equivalent to $24.46 per share based on 15,552,359 shares of common stock outstanding)	100.0%		$380,338,251

Glossary of Portfolio Abbreviations

EUR  Euro

REIT  Real Estate Investment Trust

USD  United States Dollar

Note: Percentages indicated are based on the net assets applicable to common shares of the fund.

a  Resale is restricted to qualified institutional investors. Aggregate holdings equal 3.3% of net assets applicable to common shares.

b  Non-income producing security.

c  17,450 shares segregated as collateral for interest rate swap transactions.

d  8,000 shares segregated as collateral for interest rate swap transactions.

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2007 (Unaudited)

Interest rate swaps outstanding at June 30, 2007 are as follows:

Counterparty	Notional Amount	Fixed Rate Payable	Floating Rate[a] (reset monthly) Receivable	Termination Date	Unrealized Appreciation/ (Depreciation)
Merrill Lynch DerivativeProducts AG	$15,000,000	4.800%	5.320%	December 12, 2009	$157,530
Merrill Lynch DerivativeProducts AG	$20,000,000	4.660%	5.320%	October 25, 2010	380,433
UBS AG	$8,000,000	5.349%	5.320%	May 17,2010	(20,344)
					$517,619

a  Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at June 30, 2007.

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2007 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$445,550,398)	$526,521,240
Investments in affiliate, at value (Identified cost—$3,406,191)	3,252,537
Foreign currency, at value (Identified cost—$14,903)	14,841
Dividends and interest receivable	3,884,554
Receivable for investment securities sold	1,499,498
Unrealized appreciation on interest rate swap transactions	537,963
Other assets	14,663
Total Assets	535,725,296
LIABILITIES:
Payable for investment securities purchased	1,014,740
Payable for dividends declared on common shares	474,606
Payable for dividends declared on preferred shares	388,528
Payable for investment management fees	290,526
Payable for administration fees	26,818
Unrealized depreciation on interest rate swap transactions	20,344
Payable for directors' fees	7,357
Other liabilities	164,126
Total Liabilities	2,387,045
LIQUIDATION VALUE OF PREFERRED SHARES:
Auction market preferred shares, Series M7, ($25,000 liquidation value, $0.001 par value, 3,060 shares issued and outstanding)	76,500,000
Auction market preferred shares, Series W28, ($25,000 liquidation value, $0.001 par value, 3,060 shares issued and outstanding)	76,500,000
153,000,000
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES	$380,338,251

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

June 30, 2007 (Unaudited)

TOTAL NET ASSETS APPLICABLE TO COMMON SHARES consist of: Paid-in-capital	$297,677,104
Dividends in excess of net investment income	(30,219,110)
Accumulated undistributed net realized gain on investments	31,544,739
Net unrealized appreciation on investments	81,335,518
$380,338,251
NET ASSET VALUE PER COMMON SHARE:
($380,338,251 ÷ 15,552,359 shares outstanding)	$24.46
MARKET PRICE PER COMMON SHARE	$23.77
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER COMMON SHARE	(2.82)%

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2007 (Unaudited)

Investment Income:
Dividend income (net of $1,132,337 of foreign withholding tax)	$10,674,875
Dividend income from affiliate	32,971
Interest income	1,652,637
Total Income	12,360,483
Expenses:
Investment management fees	2,579,652
Custodian fees and expenses	214,254
Administration fees	204,576
Preferred remarketing fee	189,688
Shareholder reporting expenses	72,474
Professional fees	71,350
Directors' fees and expenses	30,975
Transfer agent fees and expenses	13,495
Miscellaneous	36,533
Total Expenses	3,412,997
Reduction of Expenses	(1,015,742)
Net Expenses	2,397,255
Net Investment Income	9,963,228
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on:
Investments	28,498,118
Foreign currency transactions	36,740
Interest rate swap transactions	105,714
Net realized gain	28,640,572
Net change in unrealized appreciation on:
Investments	(27,991,530)
Investments in affiliates	(153,654)
Foreign currency translations	(31,663)
Interest rate swap transactions	326,893
Net change in unrealized appreciation	(27,849,954)
Net realized and unrealized gain on investments	790,618
Net Increase in Net Assets Resulting from Operations	10,753,846
Less Dividends and Distributions to Preferred Shareholders	(4,138,558)
Net Increase in Net Assets from Operations Applicable to Common Shares	$6,615,288

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2007	For the Year Ended December 31, 2006
Change in Net Assets Applicable to Common Shares:
From Operations:
Net investment income	$9,963,228	$20,473,185
Net realized gain on investments	28,640,572	12,149,713
Net change in unrealized appreciation on investments	(27,849,954)	105,572,300
Net increase in net assets resulting from operations	10,753,846	138,195,198
Less Dividends and Distributions to Preferred Shareholders from:
Net investment income	(4,138,558)	(6,359,367)
Net realized gain on investments	—	(1,076,066)
Total dividends and distributions to preferred shareholders	(4,138,558)	(7,435,433)
Net increase in net assets from operations applicable to common shares	6,615,288	130,759,765
Less Dividends and Distributions to Common Shareholders from:
Net investment income	(11,174,627)	(37,868,325)
Net realized gain on investments	—	(6,610,118)
Total dividends and distributions to common shareholders	(11,174,627)	(44,478,443)
Increase in net assets from shares issued to common shareholders for reinvestment of dividends	2,009,025	9,518,234
Total increase (decrease) in net assets applicable to common shares	(2,550,314)	95,799,556
Net Assets Applicable to Common Shares:
Beginning of period	382,888,565	287,089,009
End of period[a]	$380,338,251	$382,888,565

a  Includes dividends in excess of net investment income of $30,219,110 and $24,869,153, respectively.

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a common share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Per Share Operating Performance:	For the Six Months Ended June 30, 2007	For the Year Ended December 31, 2006	For the Period March 31, 2005[a] through December 31, 2005
Net asset value per common share, beginning of period	$24.74	$19.00	$19.10
Income from investment operations:
Net investment income	0.65	1.35	1.06 [b]
Net realized and unrealized gain on investments	0.06	7.76	0.62
Total income from investment operations	0.71	9.11	1.68
Less dividends and distributions to preferred shareholders from:
Net investment income	(0.27)	(0.42)	(0.19)
Net realized gain on investments	—	(0.07)	(0.04)
Total dividends and distributions to preferred shareholders	(0.27)	(0.49)	(0.23)
Total from investment operations applicable to common shares	0.44	8.62	1.45
Less: Offering costs charged to paid-in capital—preferred shares	—	—	(0.13)
Offering costs charged to paid-in capital—common shares	—	—	(0.04)
Total offering costs	—	—	(0.17)
Anti-dilutive effect from the issuance of common shares	0.00 [j]	0.05	—
Less dividends and distributions to common shareholders from:
Net investment income	(0.72)	(2.49)	(1.13)
Net realized gain on investments	—	(0.44)	(0.25)
Total dividends and distributions to common shareholders	(0.72)	(2.93)	(1.38)
Net increase (decrease) in net asset value per common share	(0.28)	5.74	(0.10)
Net asset value, per common share, end of period	$24.46	$24.74	$19.00
Market value, per common share, end of period	$23.77	$28.65	$16.56
Net asset value total return[c]	1.65%[d,e]	46.41%[e]	6.90%[d]
Market value return[c]	-14.70%[d]	96.64%	11.07%[d]

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

Ratios/Supplemental Data:	For the Six Months Ended June 30, 2007	For the Year Ended December 31, 2006	For the Period March 31, 2005[a] through December 31, 2005
Net assets applicable to common shares, end of period (in millions)	$380.3	$382.9	$287.1
Ratio of expenses to average daily net assets applicable to common shares (before expense reduction)[f]	1.74%[g]	1.83%	1.77%[g]
Ratio of expenses to average daily net assets applicable to common shares (net of expense reduction)[f]	1.23%[g]	1.17%	1.14%[g]
Ratio of net investment income to average daily net assets applicable to common shares (before expense reduction)[f]	4.57%[g]	5.55%	6.60%[g]
Ratio of net investment income to average daily net assets applicable to common shares (net of expense reduction)[f]	5.09%[g]	6.21%	7.24%[g]
Ratio of expenses to average daily managed assets (before expense reduction)[f,h]	1.26%[g]	1.25%	1.25%[g]
Ratio of expenses to average daily managed assets (net of expense reduction)[f,h]	0.88%[g]	0.80%	0.80%[g]
Portfolio turnover rate	18%[d]	29%	74%[d]
Preferred Shares:
Liquidation value, end of period (in 000's)	$153,000	$153,000	$153,000
Total shares outstanding (in 000's)	6	6	6
Asset coverage ratio	349%	350%	288%
Asset coverage per share	$87,147	$87,563	$71,910
Liquidation preference per share	$25,000	$25,000	$25,000
Average market value per share[i]	$25,000	$25,000	$25,000

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested. Dividends and distributions, if any, are assumed for purposes of these calculations, to be reinvested at prices obtained under the fund's dividend reinvestment plan.

d  Not annualized.

e  Reflects adjustments for reinvestment of distributions in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values differ from the net asset value and returns reported on December 29, 2006 (last business day of reporting period).

f  Ratios do not reflect dividend payments to preferred shareholders.

g  Annualized.

h  Average daily managed assets represents net assets applicable to common shares plus liquidation preference of preferred shares.

i  Based on weekly prices.

j  Amount is less than $0.005.

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers Worldwide Realty Income Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on June 16, 2004 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified closed-end management investment company. The fund's investment objective is to seek high current income.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

Securities for which market prices are unavailable, or securities for which the investment manager determines that bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The fund's use of fair value pricing may cause the net asset value of fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the fund is informed after the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

Interest Rate Swaps: The fund uses interest rate swaps in connection with the sale of preferred shares. The interest rate swaps are intended to reduce the risk that an increase in short-term interest rates could have on the performance of the fund's common shares as a result of the floating rate structure of the preferred shares. In these interest rate swaps, the fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the fund a variable rate payment that is intended to approximate the fund's variable rate payment obligation on the preferred shares. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

Foreign Currency Translation and Forward Foreign Currency Contracts: The books and records of the fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts (forward contracts) are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

Foreign Securities: The fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the fund unless the shareholder has elected to have them paid in cash.

Distributions paid by the fund are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2007, the investment manager considers it likely that a portion of the dividends will be reclassified to return of capital and distributions of net realized capital gains upon the final determination of the fund's taxable income for the year.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Series M7 preferred shares pay dividends based on a variable interest rate set at auctions, normally held every seven days. The dividends are declared and recorded for the subsequent seven day period on the auction date. In most instances, dividends are payable every seven days, on the first business day following the end of the dividend period.

Series W28 preferred shares pay dividends based on a variable interest rate set at auctions, normally held every 28 days. The dividends are declared and recorded for the subsequent 28 day period on the auction date. In most instances, dividends are payable every 28 days, on the first business day following the end of the dividend period.

Federal Income Taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

Note 2. Investment Management Fees, Administration Fees And Other Transactions With Affiliates

Investment Management Fees: The investment manager serves as the fund's investment manager pursuant to an investment management agreement (the management agreement). Under the terms of the management agreement, the investment manager provides the fund with day-to-day investment decisions and generally manages the fund's investments in accordance with the stated polices of the fund, subject to the supervision of the Board of Directors.

For the services under the management agreement, the fund pays the investment manager a management fee, accrued daily and paid monthly, at an annual rate of 0.95% of the fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the liquidation preference of the preferred shares.

The investment manager has contractually agreed to waive its investment management fee as follows:

For the Period	Percentage of Average Daily Managed Asset Value
3/31/05—3/31/07	0.45%
4/01/07—3/31/08	0.30%
4/01/08—3/31/09	0.15%

Under subadvisory agreements between the investment manager and Cohen & Steers Asia Limited, Cohen & Steers UK Limited and Cohen & Steers Europe S.A. (formerly, Houlihan Rovers S.A.) (collectively the subadvisors), affiliates of the investment manager, the subadvisors are responsible for managing the fund's investments in certain non-U.S. real estate securities. For their services provided under the subadvisory agreement, the investment manager (not the fund) pays the subadvisors 16.3%, 6.3% and 6.3%, respectively, of the management fee received by the investment manager from the fund. Prior to January 16, 2007, Cohen & Steers Europe S.A was the sole sub-advisor and was paid by the investment manager at the annual rate of 0.10% of the average daily managed assets of the fund. For the six months ended June 30, 2007, the investment manager paid the subadvisors $201,057, $102,556 and $77,709, respectively.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Administration Fees: The fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the fund's average daily managed assets. For the six months ended June 30, 2007, the fund incurred $162,925 in administration fees. Additionally, the fund has retained State Street Bank and Trust Company as sub-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the advisor. The fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $1,755 from the fund for the six months ended June 30, 2007.

Investments in affiliates: An affiliate company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions and period end holdings with such companies during the six months ended June 30, 2007 were as follows:

Issuer	Shares Held	Value	Change In Unrealized Depreciation	Income
Realex Properties Corp.	1,326,500	$1,631,274	$(70,538)	$15,136
Realex Properties Corp., 144A	1,328,500	$1,621,263	$(83,116)	$17,835

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2007, totaled $96,687,338 and $104,669,892, respectively.

Note 4. Income Tax Information

As of June 30, 2007, the federal tax cost and net unrealized appreciation on securities were as follows:

Cost for federal income tax purposes	$448,956,589
Gross unrealized appreciation	$87,702,175
Gross unrealized depreciation	(6,884,987)
Net unrealized appreciation	$80,817,188

Note 5. Capital Stock

The fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2007 and the year ended December 31, 2006, the fund issued 77,313 shares and 361,123 shares of common stock, respectively, for the reinvestment of dividends.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The fund's articles of incorporation authorize the issuance of fund preferred shares, par value $0.001 per share, in one or more classes or series, with rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the common shareholders.

Preferred shares are senior to the fund's common shares and will rank on a parity with shares of any other series of preferred shares, and with shares of any other series of preferred stock of the fund, as to the payment of dividends and the distribution of assets upon liquidation. If the fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the preferred shares basic maintenance amount, (2) maintain the 1940 Act preferred shares asset coverage, or (3) file a required certificate related to asset coverage on time, the preferred shares will be subject to a mandatory redemption at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. To the extent permitted under the 1940 Act and Maryland Law, the fund at its option may without consent of the holders of preferred shares, redeem preferred shares having a dividend period of one year or less, in whole, or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior to notice The optional redemption price is $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption.

The fund's common shares and preferred shares have equal voting rights of one vote per share and vote together as a single class, except in certain circumstances regarding the election of directors. In addition, the affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding preferred shares shall be required to (1) approve any plan of reorganization that would adversely affect the preferred shares and (2) approve any matter that materially and adversely affects the rights, preferences, or powers of that series.

Note 6. Other

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 7. New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. An

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

assessment of the fund's tax positions has been made and it has been determined that there is no impact to the fund's financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the fund's financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

PROXY RESULTS (Unaudited)

During the six months ended June 30, 2007, Cohen & Steers Worldwide Realty Income Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 19, 2007. The description of each proposal and number of shares voted are as follows:

Common Shares

	Shares Voted For	Authority Withheld
To Elect Directors
Richard J. Norman	14,401,157	172,190
Frank K. Ross	14,400,120	173,227

Preferred Shares

	Shares Voted For	Authority Withheld
To Elect Directors
Martin Cohen	5,126	6
Richard J. Norman	5,127	5
Frank K. Ross	5,127	5

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(Periods ended June 30, 2007) (Unaudited)

Based on Net Asset Value		Based on Market Value
One Year	Since Inception (03/31/05)	One Year	Since Inception (03/31/05)
31.36%	22.95%	28.95%	18.93%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage resulting from the issuance of preferred shares.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The fund may also pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The board of directors of the fund, including a majority of the directors who are not parties to the fund's investment management and subadvisory agreement (collectively, the "Management Agreements"), or interested persons of any such party ("Independent Directors"), has the responsibility under the 1940 Act to approve the fund's Management Agreements for their initial two year term and their continuation annually thereafter at a meeting of the board called for the purpose of voting on the approval or continuation. At a meeting held in person on June 12, 2007, the Management Agreements were discussed and were unanimously continued for a one-year term by the fund's board, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Management Agreements, the board reviewed materials provided by the fund's investment manager (the "Investment Manager") and fund counsel which included, among other things, fee, expense and performance information compared to peer funds ("Peer Funds") prepared by an independent data provider, supplemental performance and summary information prepared by the Investment Manager, and memoranda outlining the legal duties of the board. The board also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the board considered information provided from time to time by the Investment Manager throughout the year at meetings of the board, including presentations by portfolio managers relating to the investment performance of the fund and the investment strategies used in pursuing the fund's objective. In particular, the board considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Manager: The board reviewed the services that the Investment Manager provides to the fund, including, but not limited to, making the day-to-day investment decisions for the fund, and generally managing the fund's investments in accordance with the stated policies of the fund. The board also discussed with officers and portfolio managers of the fund the amount of time the Investment Manager dedicates to the fund and the types of transactions that were being done on behalf of the fund. Additionally, the board took into account the services provided by the Investment Manager to its other funds, including those that invest substantially in real estate securities and have investment objectives and strategies similar to the fund.

The board next considered the education, background and experience of the Investment Manager's personnel, noting particularly that the favorable history and reputation of the portfolio managers for the fund, has had, and would likely continue to have, a favorable impact on the success of the fund. The board further noted the Investment

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

Manager's ability to attract quality and experienced personnel. The board then considered the administrative services provided by the Investment Manager, including compliance and accounting services. After consideration of the above factors, among others, the board concluded that the nature, quality and extent of services provided by the Investment Manager are adequate and appropriate.

(ii) Investment performance of the fund and the Investment Manager: The board considered the investment performance of the fund compared to Peer Funds and compared to relevant benchmarks. The board noted that the fund outperformed the Peer Funds and benchmarks during the one-year period. In particular, the board noted that among the Peer Funds, the fund ranked second in total returns for the one-year period, placing the fund in the first quartile among its Peer Funds. The board also considered the Investment Manager's performance in managing other real estate funds. The board then determined that fund performance, in light of all considerations noted above, was satisfactory.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the fund: Next, the board considered the advisory fees, noting that sub-advisory fees are paid by the Investment Manager, and administrative fees payable by the fund, as well as total expense ratios. As part of their analysis, the board gave substantial consideration to the fee and expense analyses provided by the independent data provider. Under the Management Agreement, the fund pays the Investment Manager a monthly advisory fee computed at the annual rate of 0.95% of the fund's managed assets, which at current asset levels, was above the peer group median. However, the directors noted the limitations in the independent data provider's fee and expense analyses (which were presented on the basis of net assets) given the unique nature of leveraged closed-end funds and given that the fund has more incremental leverage than its peer group funds. Thus, the directors also considered that the stated management fee (which includes both advisory and affiliated administrative fees and takes into account the Investment Manager's fee waiver) was below the median for the Peer Funds.

The directors also noted that the fund's total expense ratio was below the Peer Funds' median after the Investment Manager's fee waiver and was above the median of the Peer Funds without giving effect to the waiver. The board further noted that the administrative fees payable by the fund were at the Peer Funds' median. In light of the considerations above, the board concluded that the fund's expense structure was competitive in the peer group.

The board also reviewed information regarding the profitability to the Investment Manager of its relationship with the fund. The board considered the level of the Investment Manager's profits and whether the profits were reasonable for the Investment Manager. The board noted that the Investment Manager was currently waiving fees and/or reimbursing expenses for the fund. The board took into consideration other benefits to be derived by the Investment Manager in connection with the Management Agreements, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Manager receives by allocating the fund's brokerage transactions. The board also considered the fees

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

received by the Investment Manager under the Administration Agreement, but noted the significant services received, such as operational services and furnishing office space and facilities for the fund, and providing persons satisfactory to the board to serve as officers of the fund, and that these services were beneficial to the fund. The board concluded that the profits realized by the Investment Manager from its administrative relationship with the fund were reasonable and consistent with fiduciary duties.

(iv) The extent to which economies of scale would be realized as the fund grows and whether fee levels would reflect such economies of scale: The directors considered that, as a closed-end fund, the fund would not be expected to have inflows of capital that might produce increasing economies of scale. The directors determined that, given the fund's closed-end structure, shareholders appropriately benefited from economies of scale.

(v) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (i) and (iii), the directors compared both the services rendered and the fees paid under the Management Agreement to those under other investment advisory contracts of other investment advisers managing peer group funds. The directors compared both the services rendered and the fees paid under the Management Agreement to the Investment Manager's other advisory contracts with institutional and other clients. The directors determined that on a comparative basis the fees under the Management Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the board. Rather, after weighing all of the considerations and conclusions discussed above, the board, including the Independent Directors, unanimously approved the continuation of the Management Agreements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

Meet the Cohen & Steers family of open-end funds:

COHEN & STEERS
REALTY SHARES

  •  Designed for investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
REALTY INCOME FUND

  •  Designed for investors seeking high current income, investing primarily in REITs

  •  Symbols: CSEIX, CSBIX, CSCIX, CSDIX

COHEN & STEERS
INTERNATIONAL REALTY FUND

  •  Designed for investors seeking maximum total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for investors seeking maximum total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS
INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS
REALTY FOCUS FUND

  •  Designed for investors seeking maximum capital appreciation, investing in a limited number of REITs and other real estate securities

  •  Symbols: CSFAX, CSFBX, CSFCX, CSSPX

COHEN & STEERS
UTILITY FUND

  •  Designed for investors seeking maximum total return, investing primarily in utilities

  •  Symbols: CSUAX, CSUBX, CSUCX, CSUIX

COHEN & STEERS
ASIA PACIFIC REALTY SHARES

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS
EUROPEAN REALTY SHARES

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities located in Europe

  •  Symbols: EURAX, EURCX, EURIX

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

James S. Corl
Vice president

William F. Scapell
Vice president

John E. McLean
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Subadministrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent—Common Shares

The Bank of New York
101 Barclay Street
New York, NY 10286
(800) 432-8224

Transfer Agent—Preferred Shares

The Bank of New York
100 Church Street
New York, NY 10007

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

New York Stock Exchange Symbol: RWF

Web site: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

COHEN & STEERS

WORLDWIDE REALTY INCOME FUND

280 PARK AVENUE

NEW YORK, NY 10017

SEMIANNUAL REPORT

JUNE 30, 2007

Item 2.  Code of Ethics.

Not applicable.

Item 3.  Audit Committee Financial Expert.

Not applicable.

Item 4.  Principal Accountant Fees and Services.

Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Included in Item 1 above.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a)(2)  Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: August 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer (principal executive officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	(principal financial officer)

Date: August 29, 2007